UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 23, 2013 (December 17, 2013)

HedgePath Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-13467	30-0793665
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

324 South Hyde Park Avenue, Suite 350

Tampa, FL 33606

(813) 864-2559

(Address, including Zip Code and Telephone Number, including Area Code, of Principal Executive Offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On December 17, 2013, HedgePath Pharmaceuticals, Inc., a Delaware corporation (the “Company”), entered into Amendment No. 1 to Supply and License Agreement (the “Amended Supply and License Agreement”) with Mayne Pharma International Pty Ltd, a company incorporated in Australia (“Mayne Pharma”). The Amended Supply and License Agreement amends that certain Supply and License Agreement, dated September 3, 2013, with Mayne Pharma (the “Agreement”) pursuant to which Mayne Pharma has agreed to: (i) supply the Company with its patented formulation of the drug itraconazole, known as SUBATM-Itraconazole, in a particular dose formulation (the “Product”) for the treatment of human patients with cancer via oral administration (the “Field”) (with the initial areas of investigation being prostate, lung and skin cancer) in the United States (the “Territory”), (ii) provide the Company with an exclusive license to use and develop the intellectual property related to the Product in the Field and in the Territory and (iii) participate in a joint development committee with the Company to clinically develop the Product in the Field and in the Territory.

The Amended Supply and License Agreement amends the Agreement as follows:

(i) the date by which the Conditions (as defined below) must be met was extended from December 16, 2013 to February 28, 2014;

(ii) Mayne Pharma has agreed to reimburse all reasonable third party expenses incurred in the conduct of the activities set out in, and in accordance with, the development plan as set forth in the Agreement (the “Development Plan”), or otherwise related to the Product by the Company from the date of the Amended Supply Agreement through February 28, 2014; provided however that (i) such expenses may not exceed $100,000, (ii) the Company must receive prior written approval from Mayne Pharma prior to incurring such expenses, and (iii) any third party engaged to provide clinical or other services to the Company must first enter into an agreement with the Company to assign all intellectual property rights developed by or on behalf of it in providing such services to the Company. Furthermore, such reimbursement must be repaid by the Company to Mayne Pharma once the Conditions have been met or waived by Mayne Pharma; and

(iii) if Mayne Pharma terminates the Agreement, then the Company will assign to Mayne Pharma all intellectual property rights created or developed in the conduct of the activities set out in, and in accordance with, the Development Plan or otherwise related to the Product that have been created or developed between the date of the Amended Supply and License Agreement and February, 28 2014. Such assignment will occur whether such rights were created or developed by or on behalf of the Company, its affiliates or any third party providing services to the Company or its affiliates; provided however, that: (i) all rights of the Company in the HP Patents (as defined in the Agreement) and all intellectual property rights of the Company created or developed (either by the Company or jointly with Mayne Pharma) prior to the date of the Amended Supply and License Agreement shall remain the exclusive property of the Company as provided for in the Agreement and (ii) if the Conditions have been waived by Mayne Pharma or satisfied as of or prior to the February 28, 2014, all provisions of the Agreement relating to the ownership of intellectual property rights relating to the Product shall be governed by the original provisions of the Agreement and this provision will be terminated upon the waiver by Mayne Pharma, or satisfaction, of the Conditions.

As provided for in the Agreement, as amended, Mayne Pharma may terminate the Agreement if certain conditions (the “Conditions”) are not met by February 28, 2014. Such Conditions are summarized more fully in the Company’s Current Report on Form 8-K filed on September 10, 2013 (the “September 8-K”) and include conditions relating to a $5 million equity financing of the Company (or such lesser amount as amy be approved by Mayne Pharma, the “Equity Financing”), the appointment of a representative to the board of directors of the Company, and Mayne Pharma’s acquisition of 170,000.74 shares of the Company’s Series A Preferred Stock, representing, on an as fully converted, fully diluted basis, 45% of the issued and outstanding shares of capital stock of the Company (prior to the Equity Financing and the anticipated adoption by the Company of an equity incentive plan).

The Amended Supply and License Agreement is attached to this Current Report as Exhibit 10.1. All descriptions of the Amended Supply and License Agreement herein are qualified in their entirety to the text of Exhibit 10.1 hereto, which is incorporated herein by reference. The Agreement is attached as Exhibit 10.1 to the September 8-K. All descriptions of the Agreement herein are qualified in their entirety to the text of Exhibit 10.1 attached to the September 8-K, which is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

Set forth below is a list of Exhibits included as part of this Current Report.

10.1	Amendment No. 1 to Supply and License Agreement, dated December 17, 2013, between the Company and Mayne Pharma.

Cautionary Note on Forward-Looking Statements

This Current Report and any related statements of representatives and partners of the Company contain, or may contain, among other things, certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve significant risks and uncertainties. Such statements may include, without limitation, statements with respect to the Company’s plans, objectives, projections, expectations and intentions and other statements identified by words such as “projects,” “may,” “will,” “could,” “would,” “should,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” or similar expressions. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties, including those detailed in the Company’s filings with the Securities and Exchange Commission. Actual results (including, without limitation, the results (i) stemming from the Company’s commercial partnership with Mayne Pharma, (ii) of regulatory review of SUBA-Itraconazole and derivative products of such or (iii) sales results for derivative products of SUBA-Itraconazole to the Company) may differ significantly from those set forth in the forward-looking statements. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond the Company’s control). The Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	December 23, 2013	HEDGEPATH PHARMACEUTICALS, INC.

		By:	/s/ Nicholas J. Virca
Name: Nicholas J. Virca
Title: President and CEO

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